Discontinued Operations	6 Months Ended
Dec. 31, 2011
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations [Text Block]
Discontinued Operations

The fiscal 2011 loss from discontinued operations represents the operating results, net of taxes, of ReadyMade magazine. The revenues and expenses of ReadyMade magazine, along with associated taxes, were removed from continuing operations and reclassified into a single line item amount on the Condensed Consolidated Statements of Earnings titled loss from discontinued operations, net of taxes, as follows:

Periods Ended December 31, 2010	Three Months	Six Months
(In thousands except per share data)
Revenues	$927	$2,609
Costs and expenses	(1,813)	(4,077)
Loss before income taxes	(886)	(1,468)
Income taxes	346	573
Loss from discontinued operations	$(540)	$(895)
Loss from discontinued operations per share:
Basic	$(0.01)	$(0.02)
Diluted	(0.01)	(0.02)